EMPLOYMENT AGREEMENT, dated as of February 25, 1999, by and between DCAP GROUP, INC. (formerly EXTECH Corporation), a Delaware corporation (the "Company"), and KEVIN LANG (the "Employee").

                                    RECITALS

                  WHEREAS, the Company and the Employee desire to enter into an employment agreement which will set forth the terms and conditions upon which the Employee shall be employed by the Company and upon which the Company shall compensate the Employee.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto have agreed, and do hereby agree, as follows:

         1.       EMPLOYMENT; TERM

                  1.1 (a) The Company will employ the Employee in its business, and the Employee will work for the Company therein, as its President for a term commencing as of the date hereof and terminating on the fifth anniversary of the date hereof (the "Fifth Anniversary Date") (the "Initial Term"), except that the term of this Agreement shall continue for an additional three (3) years (the "Extended Term") unless, at least ninety (90) days prior to the Fifth Anniversary Date, the Company, by vote of at least seventy-five percent (75%) of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member), notifies the Employee of its desire not to extend the term of this Agreement (the "Non-Extension Notice"). The term of this Agreement, as it may be extended, is hereinafter referred to as the "Employment Period".

                           (b)  The Employee's employment may be terminated by
the Company at any time during the Employment Period upon written notice for "cause". The Company agrees that it will not terminate the Employee's employment for "cause" unless a majority of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member) shall have approved such action. The Company agrees that it will not terminate the Employee's employement other than for "cause" unless at least seventy-five percent (75%) of all of the members of the Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member) shall have approved such action. As used in this Agreement, "cause" shall mean the Employee's commission of any act in the performance of his duties constituting common law fraud, a felony or other gross malfeasance of duty, the Employee's commission of any act involving moral turpitude, any material misrepresentation by the Employee (including, without limitation, a breach of any representation set forth in Paragraph 13.1 hereof), any breach of any material covenant on the Employee's part herein set forth, or the Employee's engagement in misconduct which is materially injurious to the Company or its subsidiaries.

                  1.2 Unless sooner terminated as provided for in this Agreement, at the end of the Employment Period (the "Expiration Date"), the Employee's employment with the Company shall terminate. Upon termination of the Employee's employment with the Company for any reason whatsoever, he shall be deemed to have resigned his positions as an officer and director of the Company and as an employee, officer and director of each of the Company's subsidiaries.

         2.       DUTIES

                  2.1 During the Employment Period, the Employee shall serve as the Company's President and shall perform duties of an executive character consisting of administrative and managerial responsibilities on behalf of the Company and such further duties of an executive character as shall, from time to time, be delegated or assigned to him by the Board of Directors of the Company consistent with the Employee's position.

         3.       DEVOTION OF TIME

                  3.1 During the Employment Period, the Employee shall expend all of his working time for the Company; shall devote his best efforts, energy and skill to the services of the Company and the promotion of its interests; and shall not take part in activities detrimental to the best interests of the Company.

         4.       COMPENSATION; LOANS

                  4.1 For all services to be rendered by the Employee during the Employment Period and in consideration of the Employee's representations and covenants set forth in this Agreement, the Employee shall be entitled to receive from the Company compensation as set forth herein. The Employee acknowledges and agrees that, notwithstanding the provisions of this Agreement, his compensation hereunder is subject to reduction as provided for in a certain Agreement, dated as of May 8, 1998, by and among the Company and the Employee, among others (the "Acquisition Agreement"), and a certain letter agreement of even date between the Company and the Employee, with regard to particular Joint Ventures with respect to which the provisions of Schedule 8 to the Acquisition Agreement are applicable.

                  4.2 During the Employment Period, the Employee shall be entitled to receive a salary at the rate of $250,000 per annum. The Employee shall be entitled to such additional compensation as shall be determined from time to time by the Board of Directors of the Company in its sole discretion. All amounts due hereunder shall be payable in accordance with the Company's standard payroll practices.

                  4.3 From time to time during each of the five (5) twelve (12) month periods of the Initial Term, within ten (10) days following receipt of written request from the Employee, the Company will loan to the Employee up to $20,000 (up to $100,000 in the aggregate) (collectively, the "Loans"); provided, however, that the Company's obligation to make each such Loan shall be subject to the condition that, at the time the particular Loan is to be made, the Employee is in the employ of the Company. Each Loan will be evidenced by a promissory note of the Employee in the principal amount thereof (collectively, the "Notes") that will provide for, among other things, the following:

                           (i)      interest at a rate per annum equal to the
"prime rate" (as reported in the Wall Street Journal) in effect as of the date each Loan is made; and

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



                           (ii)  payment  of  the  principal   amount   thereof,
together with accrued interest thereon, in four (4) equal annual installments commencing one (1) year from the date of each Loan and continuing on the anniversary day of the date thereof of each subsequent year, in such annual amount as shall be necessary to self-amortize the Note at the end of such four
(4) year period (provided, however, that no payments shall be due later than the seventh anniversary of the date hereof), subject to acceleration to the extent the Employee receives any proceeds from the sale or other disposition of any shares of Common Stock of the Company;

                  The  Notes  shall  be in,  or  substantially  in,  the form of
Exhibit 4.3(a) attached hereto.

                  The repayment of all amounts due under each Note shall be secured by the pledge by the Employee, pursuant to a pledge agreement that will be entered into at the time of each Loan (the "Pledge Agreement"), of five (5) Common Shares of the Company for each one dollar ($1) loaned.

                  The Pledge Agreement shall be in, or substantially in, the form of Exhibit 4.3(b) attached hereto.

                  4.4 In the event Pre-Tax Net Income (as hereinafter defined) for any fiscal year falling entirely within the Employment Period (but not before the fiscal year ending December 31, 2000 and not after the fiscal year ending December 31, 2005) is at least $100,000, the Employee shall be entitled to receive a bonus in the amount of $37,500 (a "Bonus").

                  4.5 For purposes hereof, the term "Pre-Tax Net Income" for any particular fiscal year shall mean the consolidated net income before all taxes of the Company for such fiscal year determined in accordance with generally accepted accounting principles consistently applied, as audited and reported upon by the Company's then independent certified public accountants.

                  4.6 Any Bonus payable pursuant to the provisions hereof shall be paid on April 15 following the particular fiscal year.

                  4.7 Notwithstanding anything herein to the contrary, (a) the Company shall not be obligated to pay any Bonus to the Employee for a particular fiscal year if, at the time the particular Bonus would be otherwise payable, no amounts are payable by the Employee to the Company pursuant to his Additional Shares Note (as such term is defined in the Acquisition Agreement), and (b) if any amounts are then payable by the Employee pursuant to his Additional Shares Note, (i) the amount of the Bonus shall not exceed the amount then payable pursuant to his Additional Shares Note; and (ii) the Company may offset against the Bonus any amount then payable by the Employee pursuant to his Additional Shares Note.

         5.       AUTOMOBILE ALLOWANCE; REIMBURSEMENT OF EXPENSES

                  5.1 The Employee shall be entitled to the use of a Company-leased automobile (the "Company Car") during the Employment Period for business purposes. In no event shall the Company's lease obligations with respect to the Company Car exceed $1,200 per month. The

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



Company shall be responsible for all insurance premiums with respect to the Company Car (not to exceed $3,000 per year) as well as all expenses for gasoline, maintenance and repairs with respect thereto. The Employee acknowledges and agrees that under no circumstances shall the foregoing provisions create any implication that the Company shall be liable for, or that the Employee shall be entitled to reimbursement with respect to, any other insurance premiums, including, without limitation, any life insurance premiums or premiums with respect to any insurance for any automobile other than the Company Car, or with respect to any country club or similar membership. The Employee acknowledges and agrees further that, until sold or otherwise disposed of, the Company-owned boat shall be used by the Employee solely for business purposes.

                  5.2 The Company shall pay directly, or reimburse the Employee for, all other reasonable and necessary expenses and disbursements incurred by the Employee for and on behalf of the Company in the performance of his duties during the Employment Period, including, without limitation, reasonable and necessary expenses incurred by the Employee for and on behalf of the Company in the performance of his duties during the Employment Period for (a) client entertainment and the use of a cellular telephone and beeper, and (b) food, lodging and transportation if he is required to perform any of his duties away from his primary place of residence.

                  5.3 The Employee shall submit to the Company, not less than once in each calendar month, reports of such expenses and other disbursements in form normally used by the Company and receipts with respect thereto and the Company's obligations under Paragraphs 5.1 and 5.2 hereof shall be subject to compliance therewith.

         6.       DISABILITY; INSURANCE

                  6.1 If, during the Employment Period, the Employee, in the opinion of a majority of all of the members of the Board of Directors of the Company (excluding the Employee), as confirmed by competent medical evidence, shall become physically or mentally incapacitated to perform his duties for the Company hereunder ("Disabled") for a continuous period, then for the first six
(6) months of such period he shall receive his full salary. In no event, however, shall the Employee be entitled to receive any payments under this Paragraph 6.1 beyond the expiration or termination date of this Agreement. Effective with the date of his resumption of full employment, the Employee shall be re-entitled to receive his full salary. If such illness or other incapacity shall endure for a continuous period of at least nine (9) months or for at least two hundred fifty (250) business days during any eighteen (18) month period, the Company shall have the right, by written notice, to terminate the Employee's employment hereunder as of a date (not less than thirty (30) days after the date of the sending of such notice) to be specified in such notice. The Employee agrees to submit himself for appropriate medical examination to a physician of the Company's designation as necessary for purposes of this Paragraph 6.1.

                  6.2 The obligations of the Company under this Paragraph 6 may be satisfied, in whole or in part, by payments to the Employee under disability insurance provided by the Company.


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



                  6.3 Notwithstanding the foregoing, in the event, at the time of any apparent incapacity, the Company has in effect a disability policy with respect to the Employee (or, if not with respect to the Employee, then with respect to any executive officer of the Company), the Employee shall be considered Disabled for purposes of Paragraph 6.1 only if he is (or the executive officer, had he had the apparent incapacity, would be) considered disabled for purposes of the policy.

                  6.4 The Company agrees to obtain a disability insurance policy on behalf of the Employee (subject to the Employee's satisfying any requirements therefor) and maintain such policy in effect during the Employment Period. In no event shall the Company be liable for premiums in excess of $6,500 per annum with respect thereto.

         7.       RESTRICTIVE COVENANTS

                  7.1 The services of the Employee are unique and extraordinary and essential to the business of the Company, especially since the Employee shall have access to the Company's customer lists, trade secrets and other privileged and confidential information essential to the Company's business. Therefore, the Employee agrees that, if the term of his employment hereunder shall expire or his employment shall at any time terminate for any reason whatsoever, with or without cause, the Employee will not at any time within two
(2) years after such expiration or termination (the "Restrictive Covenant Period"), without the prior written consent of the Company (which consent shall require the approval of the Board of Directors of the Company), directly or indirectly, anywhere within five (5) miles of the location of any office of the Company or any franchisee thereof at the date of expiration or termination, whether individually or as a principal, officer, employee, partner, member, manager, director, agent of, or consultant or independent contractor to, any entity, (i) engage or participate in a business which, as of such expiration or termination date, is similar to or competitive with, directly or indirectly, that of the Company and shall not make any investments in any such similar or competitive entity, except that the foregoing shall not restrict the Employee from acquiring up to one percent (1%) of the outstanding voting stock of any entity whose securities are listed on a stock exchange or Nasdaq; (ii) cause or seek to persuade any director, officer, employee, customer, client, account, agent or supplier of, or consultant or independent contractor to, the Company, or others with whom the Company has a business relationship (collectively
"Business Associates"), to discontinue or materially modify the status, employment or relationship of such person or entity with the Company, or to become employed in any activity similar to or competitive with the activities of the Company; (iii) cause or seek to persuade any prospective customer, client, account or other Business Associate of the Company (which at or about the date of cessation of the Employee's employment with the Company was then actively being solicited by the Company) to determine not to enter into a business relationship with the Company or to materially modify its contemplated business relationship; (iv) hire, retain or associate in a business relationship with, directly or indirectly, any director, officer or employee of the Company; or (v) solicit or cause or authorize to be solicited, or accept, for or on behalf of him or any third party, any business from, or the entering into of a business relationship with, (a) others who are, or were within one (l) year prior to the cessation of his employment with the Company, a customer, client, account or other Business Associate of the Company, or (b) any prospective

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



customer, client, account or other Business Associate of the Company which at or about the date of such cessation was then actively being solicited by the Company. The foregoing restrictions set forth in this Paragraph 7.1 shall apply likewise during the Employment Period. Notwithstanding the foregoing, (x) in the event the Employee is entitled to receive the Severance Amount (as hereinafter defined) or his employment is terminated by the Company without cause, then the obligations under this Paragraph 7.1 shall terminate in the event the Company defaults in its obligation to make any payments provided for in Paragraph 11.2 or 11.3 hereof and such default continues for a period of twenty (20) days following receipt by the Company of written notice thereof from the Employee; and (y) the provisions of this Paragraph 7.1 shall cease to apply in the event
(I) this Agreement is terminated pursuant to the provisions of Paragraph 11.1(a) hereof or (II) (A) the term of this Agreement is extended for the Extended Term;
(B) prior to the expiration of the Extended Term (the "Extended Expiration Date"), the Employee is not offered by the Company a further two (2) year extension of the term of this Agreement at an annual base salary at least equal to his annual base salary in effect at the Extended Expiration Date and otherwise substantially upon the terms set forth herein (except for any loans and bonuses provided for herein); (C) prior to the Extended Expiration Date, the Employee's employment with the Company is not terminated in accordance with the provisions of Paragraph 11.1(b) hereof and he does not voluntarily terminate his employment with the Company; and (D) the Employee's employment with the Company terminates on the Extended Expiration Date.

                  7.2 The Employee agrees to disclose promptly in writing to the Board of Directors of the Company all ideas, processes, methods, devices, business concepts, inventions, improvements, discoveries, know-how and other creative achievements (hereinafter referred to collectively as "discoveries"), whether or not the same or any part thereof is capable of being patented, trademarked, copyrighted, or otherwise protected, which the Employee, while employed by the Company, conceives, makes, develops, acquires or reduces to practice, whether acting alone or with others and whether during or after usual working hours, and which are related to the Company's business or interests, or are used or usable by the Company, or arise out of or in connection with the duties performed by the Employee. The Employee hereby transfers and assigns to the Company all right, title and interest in and to such discoveries (whether conceived, made, developed, acquired or reduced to practice on or prior to the date hereof or hereafter during his employment with the Company), including any and all domestic and foreign copyrights and patent and trademark rights therein and any renewals thereof. On request of the Company, the Employee will, without any additional compensation, from time to time during, and after the expiration or termination of, the Employment Period, execute such further instruments (including, without limitation, applications for copyrights, patents, trademarks and assignments thereof) and do all such other acts and things as may be deemed necessary or desirable by the Company to protect and/or enforce its right in respect of such discoveries. All expenses of filing or prosecuting any patent, trademark or copyright application shall be borne by the Company, but the Employee shall cooperate in filing and/or prosecuting any such application.

                  7.3 (a) The Employee represents that he has been informed that it is the policy of the Company to maintain as secret all confidential information relating to the Company,

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



including, without limitation, any and all knowledge or information with respect to secret or confidential methods, processes, plans, materials, customer lists or data, or with respect to any other confidential or secret aspect of the Company's activities, and further acknowledges that such confidential information is of great value to the Company. The Employee recognizes that, by reason of his employment with the Company, he will acquire confidential information as aforesaid. The Employee confirms that it is reasonably necessary to protect the Company's goodwill, and, accordingly, hereby agrees that he will not, directly or indirectly (except where authorized by the Board of Directors of the Company), at any time during the term of this Agreement or thereafter divulge to any person, firm or other entity, or use, or cause or authorize any person, firm or other entity to use, any such confidential information.

                           (b)      The Employee agrees that he will not, at any
time, remove from the Company's premises any drawings, notebooks, software, data or other confidential information relating to the business and procedures heretofore or hereafter acquired, developed and/or used by the Company, except where necessary in the fulfillment of his duties hereunder.

                           (c)      The Employee agrees that, upon the
expiration or termination of this Agreement for any reason whatsoever, he shall promptly deliver to the Company any and all drawings, notebooks, software, data and other documents and material, including all copies thereof, in his possession or under his control relating to any confidential information or discoveries, or which is otherwise the property of the Company.

                           (d)      For purposes hereof, the term "confidential
information" shall mean all information given to the Employee, directly or indirectly, by the Company and all other information relating to the Company otherwise acquired by the Employee during the course of his employment with the Company (whether on or prior to the date hereof or hereafter), other than information which (i) was in the public domain at the time furnished to, or acquired by, the Employee, or (ii) thereafter enters the public domain other than through disclosure, directly or indirectly, by the Employee or others in violation of an agreement of confidentiality or nondisclosure.

                  7.4 For purposes of this Paragraph 7, the term "Company" shall mean and include any and all subsidiaries and affiliated entities of the Company in existence from time to time.

         8.       VACATIONS

                  8.1 The Employee shall be entitled to an aggregate of four (4) weeks vacation time for each twelve (12) month period during the Employment Period commencing on the date hereof, the time and duration thereof to be determined by mutual agreement between the Employee and the Company.




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         9.       PARTICIPATION IN EMPLOYEE BENEFIT PLANS; STOCK OPTIONS

                  9.1 The Employee shall be accorded the right to participate in and receive benefits under and in accordance with the provisions of any pension, profit sharing, insurance, medical and dental insurance or reimbursement (with family coverage) or other plan or program of the Company either in existence as of the date hereof or hereafter adopted for the benefit generally of its executive employees.

                  9.2 Concurrently with the execution hereof, pursuant to the Company's 1998 Stock Option Plan and a Stock Option Agreement of even date, the Company is granting to the Employee the right and option to purchase up to 200,000 Common Shares of the Company upon the following terms: (a) an expiration date of five (5) years from the date hereof; (b) an exercise price equal to $2.69 per share; and (c) vesting to the extent of one-half thereof on each of the first and second anniversaries of the date hereof (the "Option").

         10.      SERVICE AS OFFICER OF SUBSIDIARIES; SERVICE AS DIRECTOR

                  10.1 During the Employment Period, the Employee shall, if elected or appointed, serve as (a) an officer of any subsidiaries of the Company in existence or hereafter created or acquired and (b) a director of the Company and/or any such subsidiaries of the Company, in each case without any additional compensation for such services.

         11.      EARLIER TERMINATION; PAYMENT FOLLOWING TERMINATION

                  11.1 The Employee's employment hereunder shall automatically terminate upon his death and may terminate at the option of the Company in the event of:

                           (a)      the Employee's incapacity, as provided for
in Paragraph 6.l hereof; or

                           (b) "cause", as provided for in Paragraph 1.1 hereof.

Upon the termination of the Employee's employment, the Employment Period shall be considered to have ended.

                  11.2     In the event of the following:

                           (a)      the Company timely sends the Non-Extension
Notice to the  Employee in  accordance  with the  provisions  of  Paragraph  1.1 hereof;

                           (b)      prior to the Fifth Anniversary Date, the
Employee's employment with the Company is not terminated in accordance with the provisions of Paragraph 11 hereof and he does not voluntarily terminate his employment with the Company; and


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                           (c)      the Employee's employment with the Company
terminates on the Fifth Anniversary Date, then, the Company shall continue to pay to the Employee his then annual base salary for a period of two (2) years following the Fifth Anniversary Date (the "Severance Amount"). The Severance Amount shall be payable in a manner consistent with the payment to the Employee theretofore of his salary.

                  11.3 In the event of the termination of the Employee's employment by the Company during the Employment Period without cause, as liquidated damages, the Employee shall be entitled to receive an amount equal to all compensation that he would have been entitled to receive for the remainder of the Employment Period pursuant to Paragraph 4 hereof as if his employment had not been terminated (the "Post-Termination Payments"). The Post-Termination Payments shall be made in a manner consistent with the payment to the Employee theretofore of his salary as if he had remained in the employ of the Company. In the event the notice of termination of employment is given (a) prior to the ninetieth (90th) day prior to the Fifth Anniversary Date or (b) subsequent to such ninetieth (90th) day but after the date of any Non-Extension Notice timely given, then, instead of any obligation to pay the Employee any amount with regard to the Extended Term, the Employee shall be entitled to receive the Severance Amount, payable, as provided for in Paragraph 11.2 hereof, following the expiration of the Post-Termination Payments.

                  11.4 The Employee shall not be required to mitigate any damages he may incur for any termination of employment by the Company without cause by seeking other employment; however, any amounts paid or payable to the Employee from other employment or other services shall reduce on a dollar-for-dollar basis any amount otherwise payable to him pursuant to Paragraph 11 hereof.

         12.    INJUNCTIVE RELIEF; REMEDIES

                12.1 The Employee acknowledges and agrees that, in the event he shall violate or threaten to violate any of the restrictions of Paragraph 3 (with regard to the last clause thereof) or 7 hereof, the Company will be without an adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief in any court of competent jurisdiction without the necessity of proving damages.

                12.2 The Employee agrees further that the Company shall have the following additional rights and remedies:

                           (i)  The right and remedy to require the Employee to
account for and pay over to the Company all profits derived or received by him as the result of any transactions constituting a breach of any of the provisions of Paragraph 7.1, and the Employee hereby agrees to account for and pay over such profits to the Company; and


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                           (ii) The right to recover attorneys' fees incurred in
any action or proceeding in which it seeks to enforce its rights under Paragraph 7 hereof and is successful on any grounds.

                12.3 Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                12.4 The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Paragraph 7.1 upon the courts of any jurisdiction within the geographical scope of such covenants (a "Jurisdiction"). In the event that the courts of any one or more of such Jurisdictions shall hold such covenants unenforceable by reason of the breadth of their scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other Jurisdiction, as to breaches of such covenants in such other respective Jurisdictions, the above covenants as they relate to each Jurisdiction being, for this purpose, severable into diverse and independent covenants.

         13.    NO RESTRICTIONS

                13.l The Employee hereby represents that neither the execution of this Agreement nor his performance hereunder will (a) violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which the Employee is a party, or by which he may be bound, or (b) violate any order, judgment, writ, injunction or decree applicable to the Employee. In the event of a breach hereof, in addition to the Company's right to terminate this Agreement, the Employee shall indemnify the Company and hold it harmless from and against any and all claims, losses, liabilities, costs and expenses (including reasonable attorneys' fees) incurred or suffered in connection with or as a result of the Company's entering into this Agreement or employing the Employee hereunder.

         14.    ARBITRATION

                14.1 Except with regard to Paragraph 12.1 hereof and any other matters that are not a proper subject of arbitration, all disputes between the parties hereto concerning the performance, breach, construction or interpretation of this Agreement or any portion thereof, or in any manner arising out of this Agreement or the performance thereof, shall be submitted to binding arbitration, in accordance with the rules of the American Arbitration Association, which arbitration shall be carried out in the manner hereinafter set forth.

                14.2 Within twenty (20) days after written notice by one party to the other of its demand for arbitration, which demand shall set forth the name and address of its arbitrator, the other party shall select its arbitrator and so notify the demanding party. Within twenty (20) days thereafter, the two arbitrators so selected shall select the third arbitrator. The decision of any two (2) arbitrators shall be binding upon the parties. In default of either side naming its arbitrator as aforesaid or in default of the selection of the said third arbitrator as aforesaid, the American Arbitration Association shall designate such arbitrator upon the application of either party. The arbitration proceeding shall take place at a mutually agreeable location in Nassau County, New York or such other location as agreed to by the parties.

                14.3 A party who files a notice of demand for arbitration must assert in the demand all claims then known to that party on which arbitration is permitted to be demanded. When a party fails to include a claim through oversight, inadvertence or excusable neglect, or when a claim has matured or been acquired subsequently, the arbitrators may permit amendment. A demand for arbitration shall be made within a reasonable time after the claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim would be barred by the applicable statute of limitations.

                14.4 The award rendered by the arbitrators shall be final, binding and conclusive, shall be specifically enforceable, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of New York, with no right of appeal therefrom.

                14.5 Each party shall pay its or his own expenses of arbitration, and the expenses of the arbitrators and the arbitration proceeding shall be equally shared; provided, however, that, if, in the opinion of a majority of the arbitrators, any claim or defense was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the party raising such unreasonable claim or defense; provided, further, that, if the arbitration proceeding relates to the issue of "cause" for termination of employment, (a) if, in the opinion of a majority of the arbitrators, "cause" existed, the arbitrators shall assess, as part of their award, all of the arbitration expenses of the Company (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the Employee or (b) if, in the opinion of a majority of the arbitrators, "cause" did not exist, the arbitrators shall assess, as part of their award, all of the arbitration expenses of the Employee (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the Company.

         15.    ASSIGNMENT

                15.1 This Agreement, as it relates to the employment of the Employee, is a personal contract and the rights and interests of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated.

         16.    NOTICES

                16.1 Any notice required or permitted to be given pursuant to this Agreement shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier or telecopier as follows:

                If to the Employee:

                c/o Dealers Choice Automotive Planning Inc.
                2545 Hempstead Turnpike
                Suite 100
                East Meadow, New York  11554
                Telecopier Number:  (516) 735-7379

                with a copy to:

                Weil & Kestenbaum
                42-40 Bell Boulevard
                Bayside, New York  11361
                Attention:  Alan Kestenbaum, Esq.
                Telecopier Number:  (718) 281-0850

                If to the Company:

                90 Merrick Avenue
                East Meadow, New York 11554
                Attention: Chairman of the Board
                Telecopier Number: (516) 296-7111

                with a copy to:

                Certilman Balin Adler & Hyman, LLP
                90 Merrick Avenue
                East Meadow, New York 11554
                Attention:  Fred S. Skolnik, Esq.
                Telecopier Number:  (516) 296-7111

or at such other address as any party shall designate by notice to the other party given in accordance with this Paragraph 16.1.

         17.    GOVERNING LAW

                17.1 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in New York.

         18.    WAIVER OF BREACH; PARTIAL INVALIDITY

                18.1 The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. If any provision, or part thereof, of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction or arbitrators, as the case may be, are authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

         19.    ENTIRE AGREEMENT

                19.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This
Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the subject matter hereof. This Agreement may be amended, and any provision hereof waived, only by a writing executed by the party sought to be charged. No amendment or waiver on the part of the Company shall be valid unless approved by its Board of Directors.

         20.    COUNTERPARTS

                20.1 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         21.    FACSIMILE SIGNATURES

                21.1 Signatures hereon which are transmitted via facsimile shall be deemed original signatures.

         22.    REPRESENTATION BY COUNSEL; INTERPRETATION

                22.1 The Employee acknowledges that he has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Employee. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

         23.    HEADINGS

                23.1 The headings and captions under sections and paragraphs of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement as of the day and year above written.

                                DCAP GROUP, INC.


                                By:/s/ Morton L. Certilman
                                --------------------------
                                Morton L. Certilman, Chairman of the Board

                                /s/ Kevin Lang
                                -------------------------------------
                                Kevin Lang

                                                                EXHIBIT 4.3(a)

                                                           -------------, ----

                                                                  $-----------

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, KEVIN LANG (the "Maker"), having an address as indicated under his name, hereby promises to pay to the order of DCAP GROUP, INC. (formerly EXTECH Corporation), a Delaware corporation (the "Payee"), at 90 Merrick Avenue, East Meadow, New York or at such other place as the holder hereof may from time to time designate in writing, in immediately available New York funds, the principal sum of _____________________ THOUSAND DOLLARS ($________), together with interest on the outstanding principal balance from the date hereof at the rate of ___ percent (__%) per annum [Wall Street Journal prime rate at time of execution]. The principal amount of this Note, together with accrued interest thereon, shall be payable in four (4) equal annual installments commencing one (1) year from the date hereof and continuing on the anniversary day of the date hereof of each subsequent year, in such annual amount as shall be necessary to self-amortize this Note at the end of such four
(4) year period [if this Note is dated later than three (3) years after February 25, 1999, then the payment terms shall be amended so that any payment that would be otherwise due after seven (7) years from February 25, 1999 shall be due on such seventh anniversary date]; provided, however, that the amounts due under this Note shall be payable sooner to the extent of any proceeds received by the Maker from the sale or other disposition of any shares of Common Stock of the Payee on or after the date hereof (the proceeds being immediately payable to the Payee).

         The payment of all amounts due under this Note is secured by a pledge of ________ shares of Common Stock of the Payee [five times the principal amount of this Note] owned by the Maker pursuant to a Pledge Agreement of even date between the Maker and the Payee (the "Pledge Agreement").

         In the event (a) the Maker shall (i) fail to make any payment due hereunder and such failure shall continue unremedied for a period of ten (10) days following the date of written notice of default; (ii) admit in writing his inability to pay his debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against him in any proceeding under any such law; or (vii) have entered against him a court order approving a petition filed against him under the Federal Bankruptcy Act; or (b) there shall be a breach of any representation, warranty, covenant or other agreement set forth in the Pledge Agreement or that certain Employment Agreement dated

February 25, 1999 between the Maker and the Payee and such breach shall continue unremedied for a period of fifteen (15) days following the date of written notice thereof, then and in each and every such event, the Payee may, by written notice to the Maker, declare the entire unpaid principal amount of this Note then outstanding plus accrued interest to be forthwith due and payable whereupon the same shall become forthwith due and payable.

         The Maker may prepay the principal amount of this Note, in whole or in part, from time to time, without premium or penalty, provided that the Maker pays all interest accrued with regard to the principal prepaid to the date of prepayment.

         If the Maker shall fail to pay when due, whether by acceleration or otherwise, all or any portion of the principal amount hereof, any such unpaid amount shall bear interest for each day from the date it was so due until paid in full at the rate of sixteen percent (16%) per annum, payable on demand.

         Notwithstanding anything to the contrary contained in this Note, the rate of interest payable on this Note shall never exceed the maximum rate of interest permitted under applicable law.

         This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of any agent or attorneys for collection upon default or maturity, the Maker agrees to pay, in addition to all other amounts due and payable hereunder, all reasonable costs and expenses of collection or attempting to collect this Note, including reasonable attorneys' fees.

         The Maker and any endorsers hereof, for themselves and their respective representatives, successors and assigns, expressly (a) waive presentment, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that the Payee may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment of this Note, and/or may release any guarantor, and/or may extend the time for payment and/or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

         Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered, when mailed, postage prepaid, by registered or certified mail, return receipt requested, or by a nationally recognized overnight mail or courier service, or when sent by facsimile transmission (with transmission confirmation) to any party hereto at its address stated herein or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

         The Payee shall be entitled to assign all or any portion of its right, title and interest in and to this Note at its sole discretion without notice to the Maker, provided that the Maker shall continue to make payments required hereunder to the Payee until he has received notice of change of payee for payments as provided herein.

         Notwithstanding any other provision of this Note, all payments made hereunder shall be applied first to payment of sums payable hereunder other than interest and principal, secondly, interest on the principal balance outstanding hereunder from time to time, and thirdly to principal.

         The Maker acknowledges and agrees that the obligations under this Note are unconditional and are not subject to any defense, counterclaim, or right of offset or setoff.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding conflict of law principles thereof.

         The Maker acknowledges that he has been represented by counsel in connection with this Note. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Note against the party that drafted it has no application and is expressly waived by the Maker. The provisions of this Note shall be interpreted in a reasonable manner to give effect to the intent of the Maker and the Payee.



                                    Kevin Lang
                                    Address:  2545 Hempstead Turnpike
                                              Suite 100
                                              East Meadow, New York  11554
                                    Telecopier Number: (516) 735-7379

                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                                    ) ss.:
COUNTY OF NASSAU                    )

                  On ____________, ____ before me personally came Kevin Lang to me known, and known to be the individual described in, and who executed the foregoing Note, and duly acknowledged to me that he executed the same.


                                                              Notary Public

                                                                  EXHIBIT 4.3(b)


                  PLEDGE AGREEMENT, dated ____________, ____, by and between KEVIN LANG (the "Pledgor") and DCAP GROUP, INC. (formerly EXTECH Corporation), a Delaware corporation (the "Pledgee").

                  WHEREAS, simultaneously herewith, the Pledgee is loaning to the Pledgor the amount of ___________ Thousand Dollars ($________) and the Pledgor is executing and delivering to the Pledgee a Promissory Note in such principal amount (the "Note").

                  WHEREAS, the Pledgee desires, and the Pledgor is willing, to secure performance of the Note.

                  WHEREAS,  certain capitalized terms used herein are defined in
Section 8 hereof.

                  NOW, THEREFORE, the parties hereto agree as follows:

1. PLEDGE. The Pledgor hereby grants to the Pledgee, as security for the performance by the Pledgor of all of his obligations under the Note (the "Obligations"), a valid and binding first security interest in the Collateral (as hereinafter defined). The Pledgor has delivered simultaneously herewith to the Pledgee, and the Pledgee hereby acknowledges receipt of, a certificate evidencing the Pledged Shares registered in the name of the Pledgor (the "Pledged Certificate"), accompanied by appropriate stock powers endorsed by the Pledgor (the "Stock Powers").

2. TERM. This Agreement shall continue in effect until terminated in accordance with Section 7 hereof.

3.       SHARE RIGHTS; CASH DIVIDENDS.

         (a) In the event of any change in the Pledged Shares during the term of this Agreement by reason of any stock dividend, stock split-up, reverse split, recapitalization, combination, reclassification, exchange of shares, merger, consolidation or the like, all new, substituted, or additional stock, or other securities, issued by reason of any such change (the "Adjusted Shares") (the Pledged Shares and the Adjusted Shares are hereinafter referred to collectively as the "Shares") shall be retained by or delivered to, as the case may be, and held by the Pledgee under the terms of this Agreement in the same manner as the Pledged Shares originally pledged hereunder.

         (b) Unless and until the occurrence of a Default (as hereinafter defined), the Pledgor shall have the right to vote the Shares. Upon the occurrence of a Default, the Shares shall be registered in the name of the Pledgee and the Pledgee shall have all incidents of ownership thereof.

         (c) Provided that no Default has occurred, any and all cash dividends paid in respect of the Shares shall be paid to the Pledgor; provided, however, that, in any event, any extraordinary distributions made in respect of the Shares shall be retained by the Pledgee and held by it in accordance with the terms hereof.

4. REPRESENTATIONS. The Pledgor hereby represents and warrants to the Pledgee that:

         (a) The Pledgor is the sole record and beneficial owner of the Pledged Shares, free and clear of all liens, pledges, security interests, encumbrances, restrictions, subscriptions, hypothecations, charges and claims of any kind whatsoever (collectively, "Liens").

         (b) No consents of governmental and other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of the Pledgor to enable him to enter into and carry out this Agreement and the transactions contemplated hereby.

         (c) The Pledgor has the power to enter into this Agreement and to carry out his obligations hereunder. This Agreement constitutes the valid and binding obligation of the Pledgor, and is enforceable in accordance with its terms.

         (d) Neither the execution and delivery of this Agreement nor compliance by the Pledgor with any of the provisions hereof nor the consummation of the transactions contemplated hereby will violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement, understanding or arrangement to which the Pledgor is a party or by which he or his assets or properties may be bound.

5.       COVENANTS.

         (a) The Pledgor hereby covenants that from and after the date hereof and until the Obligations shall have been satisfied in full:

                  (i) The Pledgor will not grant, create, incur, assume or suffer to exist any Lien in the Collateral (except for the Lien created hereby).

                  (ii) The Pledgor will defend the Pledgee's right, title, and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

                  (iii) The Pledgor shall at any time and from time to time, upon the written request of the Pledgee, execute and deliver such other instruments and documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of this Agreement.

         (b) The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account.

6.       DEFAULT.

         (a) In the  event  that the  Pledgor  fails to pay to the  Pledgee  any
Obligation when due or there shall otherwise occur an Event of Default (as defined in the Note) ("Default"), the Pledgee shall have all of the rights and remedies afforded to secured parties with respect to the Collateral as set forth in the Code as well as all other rights and remedies granted in the Note and this Agreement. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, upon such terms and conditions and at such prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. The Pledgee shall apply any proceeds from time to time held by it and the net proceeds of any such sale or other disposition, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledgee, to the satisfaction in whole or in part of the Obligations, in such order as the Pledgee may elect and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504 (1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands he may acquire against the Pledgee arising out of the lawful exercise by it of any rights hereunder. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to sell or otherwise dispose of the Collateral or for any delay in doing so. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. In any event, notice of a proposed sale or other disposition shall be given at least ten (10) days before such sale or other disposition to the Pledgor and Abraham Weinzimer. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all of the Obligations and any and all costs and expenses of every kind incurred by the Pledgee with respect to the collection of such deficiency, including, without limitation, all reasonable fees and disbursements of any attorneys employed by the Pledgee.

                  The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Collateral by reason of certain restrictions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and agrees that any such private sale under such circumstances shall not be evidence that it has been made in other than a commercially reasonable manner.

                  The Pledgor agrees to use his best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law.

         (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor, any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Pledgee nor any of its affiliates or representatives shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

7. TERMINATION OF AGREEMENT. Upon (i) the Pledgor's satisfaction of the Obligations in full (at which time the Pledgee shall redeliver the Pledged Certificate and accompanying Stock Powers to the Pledgor), or (ii) the conclusion of the actions contemplated by Section 6 hereof, this Agreement shall thereupon terminate.

8. DEFINED TERMS. The following terms shall have the following meanings:

         (a) "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

         (b) "Collateral" means the Pledged Shares and all Proceeds.

         (c) "Pledged Shares" means _____________ thousand (________) shares of Common Stock of the Pledgee [five times the principal amount of the Note], together with any and all shares, stock certificates, options or rights of any nature whatsoever that may be issued or granted to the Pledgor with regard thereto, in substitution or replacement thereof, as a conversion thereof, in exchange therefor or otherwise in respect thereof.

         (d) "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon and distributions with respect thereto.





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9.       MISCELLANEOUS.

         (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

         (b) This Agreement contains the entire agreement and understanding between the parties in respect of the subject matter hereof, and cannot be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom enforcement of any modification, change, discharge or termination is sought.

         (c) A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other breach of the same or any other term or condition.

         (d) This Agreement will be construed and governed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

         (e) All notices or other communications required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified mail, return receipt requested, postage prepaid, facsimile transmission or overnight mail or courier, addressed as follows:

                           If to the Pledgor:

                           c/o Dealers Choice Automotive Planning Inc.
                           2545 Hempstead Turnpike
                           Suite 100
                           East Meadow, New York  11554
                           Telecopier Number:  (516) 735-7379

                           with a copy to:

                           Weil & Kestenbaum
                           42-40 Bell Boulevard
                           Bayside, New York  11361
                           Attention:  Alan Kestenbaum, Esq.
                           Telecopier Number:  (718) 281-0850

                           If to the Pledgee:

                           90 Merrick Avenue
                           East Meadow, New York  11554
                           Attention:  Chairman of the Board
                           Telecopier Number:  (516) 296-7111




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                           with a copy to:

                           Certilman Balin Adler & Hyman, LLP
                           90 Merrick Avenue
                           East Meadow, New York 11554
                           Attention: Fred Skolnik, Esq.
                           Telecopier Number:  (516) 296-7111

         (f) The Pledgor waives any and all notice of the extension or modification of the terms of the Note.

         (g) In the event that the Collateral or any portion thereof is released to the Pledgor and any payments of, or proceeds of any security for, the Obligations, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the Pledgor shall redeliver the Collateral and Stock Powers to the Pledgee and, until so redelivered, shall hold the Collateral and Stock Powers as agent of, and in trust for, the Pledgee.

         (h)  If  any   provision   hereof  is   declared   to  be  invalid  and
unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible.

         (i) Each party acknowledges that he or it has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.


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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement as of the day and year first above written.




                                            Kevin Lang


                                            DCAP GROUP, INC.


                                            By:
                                                    Morton L. Certilman,
                                                   Chairman of the Board



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